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                                 ATLAS FUNDS
                              ATLAS ASSETS, INC.

                      SUPPLEMENT DATED JUNE 27, 2003 TO
                         PROSPECTUS DATED MAY 1, 2003

New Redemption Fee approved for short-term trading of shares of Atlas Global
                                 Growth Fund

Effective August 1, 2003, a Redemption Fee of 2% will be applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. The Fund's management has instituted this fee to discourage the short term trading of the Fund's shares. Short term trading disrupts the long term focus of the Fund's investment program, and also increases the Fund's operating expenses which are, in turn borne by its long term shareholders. This fee will be retained by the Fund to help offset the expenses incurred due to short term trading and to benefit the Fund's long-term shareholders.

Shares you have held the longest will always be redeemed first. The Fund reserves the right, in its sole discretion, to waive the redemption fee for certain transactions, such as in omnibus and certain retirement accounts as well as dividend reinvestments.